UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On February 28, 2022, Intellia Therapeutics, Inc. (the “Company” or “Intellia”) issued a press release titled “Intellia and Regeneron Announce Updated Phase 1 Data Demonstrating a Single Dose of NTLA-2001, an Investigational CRISPR Therapy for Transthyretin (ATTR) Amyloidosis, Resulted in Rapid, Deep and Sustained Reduction in Disease-Causing Protein.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On February 28, 2022, the Company and Regeneron Pharmaceuticals, Inc. (“Regeneron”) issued a press release announcing positive interim data from an ongoing Phase 1 clinical study of their lead in vivo genome editing candidate, NTLA-2001, which is being developed as a single-dose treatment for transthyretin (ATTR) amyloidosis. The interim data released on February 28, 2022 include 15 hereditary ATTR amyloidosis with polyneuropathy (ATTRv-PN) patients treated across four single-ascending dose cohorts. Single doses of 0.1 mg/kg, 0.3 mg/kg, 0.7 mg/kg, and 1.0 mg/kg of NTLA-2001 were administered via intravenous infusion and changes from baseline values of serum transthyretin (TTR) protein were measured for each patient. Treatment with NTLA-2001 led to dose-dependent reductions in serum TTR and achieved maximal reductions by day 28, with mean reductions of 52%, 87%, and 86% among the three patients each in the 0.1 mg/kg, 0.3 mg/kg, and 0.7 mg/kg dose groups, respectively, and 93% among the six patients in the 1.0 mg/kg dose group.

Mean serum TTR reduction remained durable through the observation period, with patient follow-up ranging from two to 12 months. Additionally, the serum TTR reduction observed was consistent across all patients receiving doses at or greater than 0.3 mg/kg. At the 1.0 mg/kg dose level, all six patients achieved greater than 80% reduction and four of six patients achieved greater than 90% reduction by day 28. Further, the reduction in serum TTR observed at day 28 was sustained through the last measured timepoint for each of the six patients, which ranged from two to six months.

NTLA-2001 is the first CRISPR/Cas9-based therapy candidate to be administered systemically for precision editing of a gene in humans. It is designed to inactivate the TTR gene in liver cells to reduce the production of misfolded TTR protein, which accumulates in tissues throughout the body and causes the debilitating and often fatal complications of ATTR amyloidosis.

At all four dose levels, NTLA-2001 was generally well tolerated. The majority of adverse events were mild in severity with 73% (n = 11) of patients reporting a maximal adverse event severity of Grade 1. The most frequent adverse events included headache, infusion-related reactions, back pain, rash, and nausea. There were no clinically significant liver findings observed. There was a single related serious adverse event of vomiting (Grade 3) reported in a patient with concomitant medical history of gastroparesis in the 1.0 mg/kg dose group. Per the study protocol, the 1.0 mg/kg dose group was subsequently expanded from three to six patients to further characterize safety at this dose level. No additional patients in the 1.0 mg/kg dose group reported a Grade 2 or higher related adverse event. In addition, there was a single unrelated serious adverse event of COVID-19 pneumonia reported in the 0.7 mg/kg dose group.

The Phase 1 study, run by Intellia as the program’s development and commercialization lead, is evaluating NTLA-2001 in patients with ATTRv-PN and ATTR amyloidosis with cardiomyopathy (ATTR-CM). Part 2 of the Phase 1 study will be a single-dose ATTRv-PN expansion cohort expected to begin in the first quarter of 2022. A fixed dose of 80 mg, which is expected to deliver a similar exposure to the 1.0 mg/kg dose, was selected for evaluation in Part 2 pending regulatory feedback. The transition from weight-based dosing to fixed dosing is based on the safety, tolerability, pharmacokinetic and activity profile of NTLA-2001 observed in Part 1 of the polyneuropathy arm. Patients also continue to be dosed with NTLA-2001 in Part 1 of the cardiomyopathy arm at the 0.7 mg/kg dose level, with plans to dose escalate to 1.0 mg/kg.

Intellia expects to complete enrollment of the Phase 1 study for both ATTRv-PN and ATTR-CM subjects in 2022 and present additional data at a medical meeting later this year. Intellia and Regeneron plan to move towards pivotal studies for both forms of ATTR amyloidosis, with an initial focus on the cardiomyopathy manifestations of the disease.

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding Intellia’s anticipated public offering. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding the safety, efficacy and advancement of its clinical program for NTLA-2001 for the treatment of ATTR amyloidosis, including the ability of NTLA-2001 to halt and reverse disease progression in people with ATTR amyloidosis, the expected timing of data releases, regulatory filings, and the initiation and completion of clinical trials; its ability to successfully secure additional clinical studies authorizations, such as investigational new drug applications and clinical trial applications; its belief that NTLA-2001 can be approved as a single-dose therapy; its plans to present data at upcoming scientific conferences; the advancement, expansion, acceleration and success of its CRISPR/Cas9 technology and in vivo pipeline to develop breakthrough genome editing treatments for people living with severe diseases; ability to demonstrate its platform’s modularity and replicate or apply results achieved in preclinical studies, including those in its ATTR program, in any future studies, including human clinical trials for NTLA-2002 for the treatment of hereditary angioedema; its ability to optimize the impact of its collaborations on its development programs, including but not limited to its collaboration with Regeneron Pharmaceuticals, Inc. (“Regeneron”); statements regarding the timing of regulatory filings and clinical trial execution, including dosing of patients, regarding its development programs; and potential commercial opportunities, including value and market, for its product candidates.

Any forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements, including, without limitation, uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K filed with the U.S Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s other filings with the SEC, including those contained or incorporated by reference. Any forward-looking statements represent Intellia’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Intellia explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated February 28, 2022

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2022	Intellia Therapeutics, Inc.

	By:	/s/ John M. Leonard
	Name:	John M. Leonard
	Title:	Chief Executive Officer and President

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